Exhibit 10.4

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Agreement”) is dated as of July 30 2021, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SVB, as a Revolving Line Lender and as a 2021 Term Loan Lender, MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Lender”), and MIDCAP FINANCIAL TRUST, a Delaware statutory trust, and MIDCAP FUNDING XIII TRUST, a Delaware statutory trust (“MidCap XIII”), each as a 2021 Term Loan Lender (in such capacity and together its successors and assigns, collectively the “MidCap Term Loan Lender”, and together with MidCap Lender, “MidCap”) and each other Lender listed on Schedule 1 attached hereto and the other financial institutions party hereto from time to time (each, a “Lender” and collectively, the “Lenders”), (c) MidCap XIII, ELM 2020-3 TRUST, a Delaware statutory trust, and ELM 2020-4 TRUST, a Delaware statutory trust (each an “Existing Term Loan Lender” and collectively, the “Existing Term Loan Lenders”), and (d) FLEXION THERAPEUTICS, INC., a Delaware corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of August 2, 2019, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 18, 2020 by and among Borrower, Lenders, and Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein have the meanings given to them in the Credit Agreement except as otherwise expressly defined herein), pursuant to which Lenders have agreed to provide to Borrower certain loans and other extensions of credit in accordance with the terms and conditions thereof;

WHEREAS, Borrower, Agent and Lenders desire to amend certain provisions of the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.
Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that all Credit Extensions made prior to the date hereof, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges owing by Borrower (on behalf of itself and the other Credit Parties) to Agent and Lenders under the Credit Agreement and the other Loan Documents, are unconditionally owing by Borrower (on behalf of itself and the other Credit Parties) to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally.

2.
Description in Change of Terms.

A. Modifications to Credit Agreement

1.
The Credit Agreement shall be amended by adding the following new Section 2.3.1 to appear immediately following Section 2.3 thereof:

“2.3.1 2021 Term Loan Advances

(a) Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request in accordance with Section 3.3(b), the Lenders with 2021 Term Loan Commitments (the “2021 Term Loan Lenders”) severally and not jointly, shall make one (1) term loan advance to Borrower on or about the Second Amendment Closing Date in an original principal amount of Fifty-Five Million Dollars ($55,000,000.00) according to each 2021 Term Loan Lender’s Applicable Commitment as set forth on Schedule 1 hereto (the “2021 Term A Loan Advance”), provided that all or a portion of the proceeds of the 2021 Term A Loan Advance shall be used to repay in full all of Borrower’s obligations and liabilities with respect to the Term Loan Advances (including without limitation, the accrued portion of the Final Payment as of the Second Amendment Closing Date) (the “2021 Prior Obligations”). For the avoidance of doubt, the Existing Term Loan Lenders hereby waive the unaccrued portion of the Final Payment as of the Second Amendment Closing Date. Borrower hereby authorizes Agent to apply such proceeds to the 2021 Prior Obligation as part of the funding process without actually depositing such funds in an account of Borrower. Subject to the terms and conditions of this Agreement, during the 2021 Draw Period, upon Borrower’s request in accordance with Section 3.3(b), the 2021 Term Loan Lenders, severally and not jointly, shall make one (1) term loan advance to Borrower in an original principal amount of Twenty Million Dollars ($20,000,000.00) according to each 2021 Term Loan Lender’s Applicable Commitment as set forth on Schedule 1 hereto (the “2021 Term B Loan Advance”). The 2021 Term A Loan Advance and the 2021 Term B Loan Advance are each hereinafter referred to singly as a “2021 Term Loan Advance” and collectively as the “2021 Term Loan Advances”. After repayment, no 2021 Term Loan Advance (or any portion thereof) may be reborrowed.

(b) Interest Payments. With respect to the 2021 Term Loan Advances, commencing on the first (1st) Payment Date following the Funding Date of the applicable 2021 Term Loan Advance and continuing on the Payment Date of each month thereafter, Borrower shall make monthly payments of interest to Agent, for the account of the Lenders, in arrears, on the principal amount of each 2021 Term Loan Advance, at the rate set forth in Section 2.4(a).

(c) Repayment of the 2021 Term Loan Advances. Commencing on the 2021 Term Loan Amortization Date, and continuing on each Payment Date thereafter, Borrower shall repay the aggregate outstanding 2021 Term Loan

Advances to Agent, for the account of the 2021 Term Loan Lenders, in (i) consecutive equal monthly installments of principal over the number of months for the period commencing as of the 2021 Term Loan Amortization Date and ending on the 2021 Term Loan Maturity Date, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.4(a). All outstanding principal and accrued and unpaid interest with respect to the 2021 Term Loan Advances, and all other outstanding Obligations under the 2021 Term Loan Advances, are due and payable in full on the 2021 Term Loan Maturity Date.

(d) Permitted Prepayment. Borrower shall have the option to prepay all, but not less than all, of the 2021 Term Loan Advances advanced by the 2021 Term Loan Lenders under this Agreement, provided Borrower (i) delivers written notice to Agent and each 2021 Term Loan Lender of its election to prepay the 2021 Term Loan Advances at least fifteen (15) days prior to such prepayment, and (ii) pays to Agent, for the account of each 2021 Term Loan Lender, as applicable, on the date of such prepayment (A) the outstanding principal plus accrued and unpaid interest with respect to the 2021 Term Loan Advances, (B) the 2021 Prepayment Premium, (C) the 2021 Final Payment and (D) all other sums, if any, that shall have become due and payable with respect to the 2021 Term Loan Advances, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(e) Mandatory Prepayment Upon an Acceleration. If the 2021 Term Loan Advances are accelerated by Agent pursuant to Section 10.2 hereof (or to the extent otherwise automatically accelerated pursuant to Section 10.2 hereof following an Event of Default pursuant to Section 10.1(e)), following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Agent and each 2021 Term Loan Lender, as applicable, for the account of the 2021 Term Loan Lenders in accordance with its respective Pro Rata Share, an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the 2021 Term Loan Advances, (ii) the 2021 Prepayment Premium, (iii) the 2021 Final Payment and (iv) all other sums, if any, that shall have become due and payable with respect to the 2021 Term Loan Advances, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

2.
The Credit Agreement shall be amended by deleting the following, appearing as Section 2.4(a) thereof:

“(a) Interest.

(i) Advances. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the greater of (A) five and one half of one percent (5.50%) and (B) the Prime Rate, which interest, in each case, shall be payable monthly in accordance with Section 2.4(e) below.

(ii) Term Loan Advances. Subject to Section 2.4(b), the principal amount outstanding under each Term Loan Advance shall accrue interest at a floating per annum rate equal to the greater of (A) six and one half of one percent (6.50%) and (B) one and one-half of one percent (1.50%) above the Prime Rate, which interest, in each case, shall be payable monthly in accordance with Section 2.4(e) below.”

and inserting in lieu thereof the following:

“(a) Interest.

(i) Advances. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the greater of (A) five percent (5.00%) and (B) one and three-quarters of one percent (1.75%) above the Prime Rate, which interest, in each case, shall be payable monthly in accordance with Section 2.4(e) below.

(ii) 2021 Term Loan Advances. Subject to Section 2.4(b), the principal amount outstanding under each 2021 Term Loan Advance shall accrue interest at a floating per annum rate equal to the greater of (A) six percent (6.00%) and (B) two and three-quarters of one percent (2.75%) above the Prime Rate, which interest, in each case, shall be payable monthly in accordance with Section 2.4(e) below.”

3.
The Credit Agreement shall be amended by deleting the following, appearing as Section 2.4(h)(i)-(iv) thereof:

“ (i) Revolving Line Commitment Fee. A non-refundable Revolving Line commitment fee (the “Revolving Line Commitment Fee”) in the amount of Two Hundred Thousand Dollars ($200,000.00) is fully earned as of the Closing Date and payable as follows: (i) One Hundred Thousand Dollars ($100,000.00), payable on the Closing Date and (ii) One Hundred Thousand Dollars ($100,000.00), payable on the earliest to occur of (A) an Event of Default, (B) the termination of this Agreement or the Revolving Line, or (C) the first (1st) anniversary of the Closing Date, to be shared between the Revolving Line Lenders pursuant to their respective Applicable Commitment Percentages;

(ii) Final Payment. The Final Payment, when due hereunder, to be shared between the Term Loan Lenders pursuant to their respective Applicable Commitment Percentages;

(iii) Prepayment Premium. The Prepayment Premium, when due hereunder, to be shared between the Term Loan Lenders pursuant to their respective Applicable Commitment Percentages;

(iv) Termination Fee. Upon termination of this Agreement or the termination of the Revolving Line for any reason prior to the Revolving Line Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee (the “Termination Fee”) in an amount equal to two percent (2.0%) of the Revolving Line if such termination occurs on or prior to the first anniversary of the Closing Date, (ii) one percent (1.0%) of the Revolving Line if such termination occurs at any time after the first anniversary of the Closing Date but on or prior to the second anniversary of the Closing Date, and (iii) zero percent (0.0%) of the Revolving Line if such termination occurs at any time after the second anniversary of the Closing Date, in each case to be shared between the Term Loan Lenders pursuant to their respective Applicable Commitment Percentage;”

and inserting in lieu thereof the following:

“ (i) Revolving Line Commitment Fee. A non-refundable Revolving Line commitment fee (the “Revolving Line Commitment Fee”) in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) is fully earned as of the Second Amendment Closing Date and payable as follows: (i) One Hundred Twenty-Five Thousand Dollars ($125,000.00), payable on the Second Amendment Closing Date and (ii) One Hundred Twenty-Five Thousand Dollars ($125,000.00), payable on the earliest to occur of (A) an Event of Default (and such Event of Default has not been expressly waived in writing by Agent and Required Lenders), (B) the termination of this Agreement or the Revolving Line, or (C) the first (1st) anniversary of the Second Amendment Closing Date, in each case, to be shared between the Revolving Line Lenders pursuant to their respective Applicable Commitment Percentages;

(ii) 2021 Final Payment. The 2021 Final Payment, when due hereunder, to be shared between the 2021 Term Loan Lenders pursuant to their respective Applicable Commitment Percentages;

(iii) 2021 Prepayment Premium. The 2021 Prepayment Premium, when due hereunder, to be shared between the 2021 Term Loan Lenders pursuant to their respective Applicable Commitment Percentages;

(iv) Termination Fee. Upon termination of this Agreement or the termination of the Revolving Line for any reason prior to the Revolving Line Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee (the “Termination Fee”) in an amount equal to two percent (2.0%) of the Revolving Line if such termination occurs on or prior to the first anniversary of the Second Amendment Closing Date, (ii) one percent (1.0%) of the Revolving Line if such termination occurs at any time after the first anniversary of the Second Amendment Closing Date but on or prior to the second anniversary of the Second Amendment Closing Date, and (iii) zero percent (0.0%) of the Revolving Line if such termination occurs at any time after the second anniversary of the Second Amendment Closing Date, in each case to be shared between the 2021 Term Loan Lenders pursuant to their respective Applicable Commitment Percentage;”

4.
The Credit Agreement shall be amended by deleting the following, appearing as Section 3.3 thereof:

“3.3 Procedures for Borrowing.

(a) Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Agent (which notice shall be irrevocable) by electronic mail by 12:00 p.m. Eastern time on the Funding Date of the Advance. Such notice shall be made by Borrower through Agent’s online banking program, provided, however, if Borrower is not utilizing Agent’s online banking program, then such notice shall be in a written format acceptable to Agent that is executed by an Authorized Signer. Agent shall have received satisfactory evidence that the Board has approved that such Authorized Signer may provide such notices and request Advances. In connection with any such notification, Borrower must promptly deliver to Agent by electronic mail or through Agent’s online banking program such reports and information, including without limitation, a Borrowing Base Report, sales journals, cash receipts journals, accounts receivable aging reports, as Agent may request in its sole discretion. Agent shall credit proceeds of an Advance to the Designated Deposit Account. Agent may make Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Advances are necessary to meet Obligations which have become due.

(b) Term Loan Advances. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan Advances set forth in this Agreement, to obtain a Term Loan Advance, Borrower shall notify Agent (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Eastern time at least five (5) Business Days before the proposed Funding Date (with the exception of the Term B Loan Advance that shall be made on the First Amendment Effective Date, which shall be one (1) Business Day before the proposed Funding Date) of the Term Loan Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Agent by electronic mail or facsimile a completed Disbursement Letter (and Payment Advance Request Form) executed by an Authorized Signer. Agent may rely on any telephone notice given by a person whom Agent believes is an Authorized Signer. On the Funding Date, Agent shall credit each Term Loan Advance to the Designated Deposit Account. Agent may make a Term Loan Advance under this Agreement based on instructions from an Authorized Signer or without instructions if such Term Loan Advance is necessary to meet Obligations which have become due.”

and inserting in lieu thereof the following:

“ (a) Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Agent (which notice shall be irrevocable) by electronic mail by 12:00 p.m. Eastern time on the Funding Date of the Advance. Such notice shall be made by Borrower through Agent’s online banking program, provided, however, if Borrower is not utilizing Agent’s online banking program, then such notice shall be in a written format acceptable to Agent that is executed by an Authorized Signer. Agent shall have received satisfactory evidence that the Board has approved that such Authorized Signer may provide such notices and request Advances. In connection with any such notification, Borrower must promptly deliver to Agent by electronic mail or through Agent’s online banking program such reports and information, including without limitation, a Borrowing Base Report including a detailed accounts receivable agings, aged by invoice date, sales journals, cash receipts journals, monthly accounts receivable agings, aged by invoice date, monthly accounts payable agings, aged by invoice date, as Agent may request in its sole discretion. Agent shall credit proceeds of an Advance to the Designated Deposit Account. Agent may make Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Advances are necessary to meet Obligations which have become due.

(b) 2021 Term Loan Advances. Subject to the prior satisfaction of all other applicable conditions to the making of a 2021 Term Loan Advances set forth in this Agreement, to obtain a 2021 Term Loan Advance, Borrower shall notify Agent (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Eastern time at least five (5) Business Days before the proposed Funding Date of the 2021 Term Loan Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Agent by electronic mail or facsimile a completed Disbursement Letter (and Payment Advance Request Form) executed by an Authorized Signer. Agent may rely on any telephone notice given by a person whom Agent believes is an Authorized Signer. On the Funding Date, Agent shall credit each 2021 Term Loan Advance to the Designated Deposit Account. Agent may make a 2021 Term Loan Advance under this Agreement based on instructions from an Authorized Signer or without instructions if such 2021 Term Loan Advance is necessary to meet Obligations which have become due.”

5.
The Credit Agreement shall be amended by deleting the following, appearing as Section 6.2(a) and (b) thereof:

“ (a) a Borrowing Base Report (and any schedules related thereto and including any other information requested by Agent with respect to Borrower’s Accounts) within seven (7) days after the end of each month;

(b) within thirty (30) days after the end of each month, (i) monthly accounts receivable agings, aged by invoice date, (ii) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (iii) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, sell through reports, detailed Account Debtor listing, Deferred Revenue report, and general ledger;”

and inserting in lieu thereof the following:

“ (a) a Borrowing Base Report (and any schedules related thereto and including a detailed accounts receivable agings, aged by invoice date, and any other information requested by Agent with respect to Borrower’s Accounts) (i)

within seven (7) days after the end of each month, (ii) and with each request for an Advance;

(b) within thirty (30) days after the end of each month (and with each request for an Advance for subsections (i) and (ii) hereof), (i) monthly accounts receivable agings, aged by invoice date, (ii) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (iii) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, sell through reports, detailed Account Debtor listing, Deferred Revenue report, and general ledger;”

6.
The Credit Agreement shall be amended by deleting the following, appearing as Section 6.2(d) thereof:

“ (d) within thirty (30) days after the last day of each month and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Agent may reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;”

and inserting in lieu thereof the following:

“ (d) within thirty (30) days after the last day of each month and together with the Monthly Financial Statements (provided that for the months ending March 31, June 30, and September 30, within forty-five days after the last day of each such month, and for the month ending December 31, within 90 days after the last day of such month), a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Agent may reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;”

7.
The Credit Agreement shall be amended by deleting the following, appearing as Section 6.2(f) thereof:

“ (f) as soon as available, and in any event within ninety (90) days following the end of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Agent;”

and inserting in lieu thereof the following:

“ (f) (i) as soon as available, and in any event within forty-five (45) days after the end of the first three fiscal quarters of Borrower, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such quarter, consistent with such quarterly financial statements submitted to the SEC, in a form acceptable to Agent; and (ii) as soon as available, and in any event within ninety (90) days following the end of Borrower’s fiscal year, Borrower shall deliver its 10-K report, together with audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Agent;”

1.
The Credit Agreement shall be amended by deleting the following appearing as Section 6.6(a) thereof:

“Borrower shall, and shall cause each Credit Party to, maintain all of its operating accounts, the Cash Collateral Account and excess cash with SVB and SVB’s Affiliates. Notwithstanding the foregoing, Borrower shall be permitted to invest up to fifty (50.0%) percent of its excess cash and cash equivalents in securities/investment accounts maintained at another bank or financial institution other than SVB subject to the terms and conditions of this Agreement. In addition, Borrower shall conduct all of its primary banking facilities with SVB, including, without limitation, cash management, asset management, letters of credit and business credit cards.”

and inserting in lieu the following:

“Borrower shall, and shall cause each Credit Party to, maintain all of its operating accounts, the Cash Collateral Account and excess cash with SVB and SVB’s Affiliates. In addition, Borrower shall conduct all of its primary banking facilities with SVB, including, without limitation, cash management, asset management, letters of credit and business credit cards. Notwithstanding the foregoing, prior to the expiration of the 2021 Transition Period, Borrower may maintain its lockbox account with Wells Fargo Bank (the “Wells Fargo Account”), provided that any and all funds deposited into the Wells Fargo Account shall be transferred into an account in the name of Borrower maintained with SVB every three (3) Business Days.”

8.
Section 6.13 of the Credit Agreement shall be amended in its entirety and replaced with the following:

“6.13 Minimum Revenue. Borrower shall maintain minimum Revenue (measured as of the last day of each fiscal quarter) in at least the amount set forth for the corresponding measuring periods in the table below, or as applicable as determined in accordance with the last paragraph of this Section 6.13. Notwithstanding the foregoing, minimum Revenue will not be tested (a) for any quarter, when Borrower has, at all times during such quarter maintained Liquidity, as determined by Agent in its sole discretion, of at least One Hundred Million Dollars ($100,000,000.00), and (b) notwithstanding clause (a), upon the occurrence of the 2021 Milestone Event, and at all times thereafter, for any quarter in which a Streamline Period is in effect for the entirety of such quarter.

Period Ending	Minimum Revenue
June 30, 2021	At least $47,689,000.00 for the trailing six (6) month period ending June 30, 2021
September 30, 2021	At least $48,510,000.00 for the trailing six (6) month period ending September 30, 2021
December 31, 2021	At least $52,311,000.00 for the trailing six (6) month period ending December 31, 2021
March 31, 2022	At least $54,000,000.00 for the trailing six (6) month period ending March 31, 2022
June 30, 2022	At least $57,000,000.00 for the trailing six (6) month period ending June 30, 2022
September 30, 2022	At least $63,000,000.00 for the trailing six (6) month period ending September 30, 2022
December 31, 2022	At least $68,000,000.00 for the trailing six (6) month period ending December 31, 2022

With respect to the trailing six (6) month period ending March 31, 2023 and each fiscal quarter thereafter, the minimum Revenue levels shall be proposed by Agent and Lenders to Borrower in writing based upon Borrower’s Board approved operating budget acceptable to Agent and each Lender in Agent’s and each such Lender’s sole discretion and based upon each Lender’s then current credit underwriting. With respect thereto, Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or prior to March 15, 2023, to any such covenant levels with respect with respect to the trailing six (6) month period ending March 31, 2023 and each fiscal quarter thereafter, shall result in an immediate Event of Default for which there shall be no grace or cure period.”

9.
The Credit Agreement shall be amended by inserting the following new definitions, appearing alphabetically in Section 13.1 thereof:

“ “2017 Convertible Note Event” occurs if and when (if ever) Agent confirms in writing that it has received evidence, satisfactory to Agent and each Lender in Agent’s and each Lender’s sole and absolute discretion, that Borrower has either (i) (a) entered into fully-executed written amendments to the 2017 Convertible Notes, (b) entered into fully-executed unsecured convertible notes, replacing the 2017 Convertible Notes, or (c) completed a refinancing of the 2017 Convertible Notes, in the case of (a), (b) or (c), on terms satisfactory to Agent and each Lender in Agent’s and each Lender’s sole and absolute discretion, including, without limitation, extending the maturity date of the 2017 Convertible Notes (or such replacement or refinanced unsecured convertible notes) to no earlier than November 1, 2026; or (ii) fully converted all 2017 Convertible Notes into equity securities of Borrower.”

“ “2021 Draw Period” is the period commencing on the occurrence of the 2021 Milestone Event, and ending on the earlier to occur of (a) March 31, 2022, or (b) an Event of Default (and such Event of Default has not been expressly waived in writing by Agent and Required Lenders).”

“ “2021 Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest) equal to the original principal amount of the 2021 Term Loan Advances extended by the 2021 Term Loan Lenders to Borrower hereunder multiplied by four and three-quarters of one percent (4.75%) due on the earliest to occur of (a) the 2021 Term Loan Maturity Date, (b) the repayment in full of the 2021 Term Loan Advance, (c) as required pursuant to Section 2.3.1(d) or 2.3.1(e), or (d) the termination of this Agreement.”

“ “2021 Interest Only Extension Event” occurs if and when (if ever) Agent confirms in writing that it has received evidence, on or prior to July 31, 2023, satisfactory to Agent and each 2021 Term Loan Lender in Agent’s and each 2021 Term Loan Lender’s sole and absolute discretion, that each of the following has occurred on or prior to July 31, 2023: (i) 2021 Milestone Event, and (ii) Borrower has requested and Lenders have made the 2021 Term B Loan Advance to Borrower; and no Event of Default has occurred and is continuing at such time. ”

“ “2021 Milestone Event” occurs if and when (if ever) Agent confirms in writing that it has received evidence, on or prior to March 31, 2022, satisfactory to Agent and each 2021 Term Loan Lender in Agent’s and each 2021 Term Loan Lender’s sole and absolute discretion, that Borrower has (a) (i) received positive data with respect to Borrower’s FX201 phase 1 clinical trial sufficient to progress to a phase 2 clinical trial as indicated by the FDA, or (ii) received positive data with respect to Borrower’s FX301 phase 1b clinical trial sufficient to progress to a phase 2 clinical trial as indicated by the FDA, and (b) achieved Revenue of at least One Hundred Million Dollars ($100,000,000.00) for a trailing twelve (12) month period ending after the Second Amendment Closing Date, but on or prior to March 31, 2022, provided, however, that Revenue shall be tested for the trailing twelve (12) month period ending on the last day of the calendar month for the reporting period immediately prior to the date on which Borrower requests the 2021 Term B Loan Advance.”

“ “2021 Prepayment Premium” shall be an additional fee, payable to Agent, for the ratable benefit of the 2021 Term Loan Lenders based on their Pro Rata Share, with respect to the 2021 Term Loan Advances, in an amount equal to:

(a) for a prepayment of the 2021 Term Loan Advances made on or prior to the first (1st) anniversary of the Second Amendment Closing Date, three percent (3.0%) of the then outstanding principal amount of the 2021 Term Loan Advances immediately prior to the date of such prepayment;

(b) for a prepayment of the 2021 Term Loan Advances made after the first (1st) anniversary of the Second Amendment Closing Date, but on or prior to the second (2nd) anniversary of the Second Amendment Closing Date, two percent (2.0%) of the then outstanding principal amount of the 2021 Term Loan Advances immediately prior to the date of such prepayment;

(c) for a prepayment of the 2021 Term Loan Advances made after the second (2nd) anniversary of the Second Amendment Closing Date, but on or prior to the third (3rd) anniversary of the Second Amendment Closing Date, one percent (1.0%) of the then outstanding principal amount of the 2021 Term Loan Advances immediately prior to the date of such prepayment; and

(d) for a prepayment of the 2021 Term Loan Advances made after the third (3rd) anniversary of the Second Amendment Closing Date, zero percent (0.0%) of the then outstanding principal amount of the 2021 Term Loan Advances immediately prior to the date of such prepayment.

“ “2021 Prior Obligations” has the meaning given it in Section 2.3.1(a).”

“ “2021 Term A Loan Advance” has the meaning given it in Section 2.3.1(a).”

“ “2021 Term B Loan Advance” has the meaning given it in Section 2.3.1(a).”

“ “2021 Term Loan Advance” and “2021 Term Loan Advances” each has the meaning given it in Section 2.3.1(a).”

“ “2021 Term Loan Amortization Date” means August 1, 2023, which shall be extended to August 1, 2024, upon the occurrence of the 2021 Interest Only Extension Event.”

“ “2021 Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a 2021 Term Loan Advance as and when available, up to the principal amount shown on Schedule 1. “2021 Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.”

“ “2021 Term Loan Lenders” has the meaning given it in Section 2.3.1(a).”

“ “2021 Term Loan Maturity Date” is February 1, 2024, which shall be extended to July 1, 2026 upon the occurrence of the 2017 Convertible Note Event.”

“ “2021 Transition Period” is the period of time commencing upon the Second Amendment Closing Date, and ending on the earlier to occur of (a) October 28, 2021, and (b) an Event of Default.”

“ “Existing Term Loan Lenders” means, individually and collectively, MIDCAP FUNDING XIII TRUST, a Delaware statutory trust, ELM 2020-3 TRUST, a Delaware statutory trust, and ELM 2020-4 TRUST, a Delaware statutory trust.”

“ “Second Amendment Closing Date” means July 30, 2021.”

“ “Wells Fargo Account” has the meaning given it in Section 6.6(a).”

10.
The Credit Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

“ “Credit Extension” is any Advance, Overadvance, Term Loan Advance, or any other extension of credit by any Lender for Borrower’s benefit.”

“ “Lenders” and “Lenders” has the meaning given it in the preamble of this Agreement, including, without limitation or duplication, each Revolving Line Lender and each Term Loan Lender.

“ “Maturity Date” means the Revolving Line Maturity Date and/or the Term Loan Maturity Date, as applicable.”

“ “Obligations” means all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, fees, indemnities, the Revolving Line Commitment Fee, the Unused Revolving Line Facility Fee, the Termination Fee, the Prepayment Fee, the Final Payment and other amounts Borrower owes the Agent or Lenders now or later under this Agreement or the other Loan Documents, including, without limitation, interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Agent, and the payment and performance of each other Credit Party’s covenants and obligations under the Loan Documents. “Obligations” does not include obligations under any warrants issued to Agent or a Lender.”

“ “Payment Date” means (a) with respect to Advances, the last calendar day of each calendar month, and (b) with respect to the Term Loan Advances, the first calendar day of each calendar month.

“ “Required Lenders” means, unless all of the Lenders and Agent agree otherwise in writing, Lenders having (a) more than sixty percent (60.0)% of the Applicable Commitments of all Lenders, or (b) if such Applicable Commitments have expired or been terminated, more than sixty percent (60.0%) of the aggregate outstanding principal amount of the Credit Extensions; provided, however, that so long as a Lender on the Closing Date does not assign any portion of its Term Loan Commitment, its Revolving Line Commitment, or all or any part of its Term Loan Advances or its portion of the Revolving Line (other than, in each case, an assignment to any Affiliate or Approved Fund of such Lender), the “Required Lenders” shall include such Lender (or such Affiliate or Approved Fund of such Lender).”

“ “Revolving Line” is the aggregate principal amount equal to Five Million Dollars ($5,000,000.00).”

“ “Revolving Line Maturity Date” is January 1, 2024.”

“ “Streamline Period” is, on and after the Closing Date, provided no Event of Default has occurred and is continuing: (a) commencing on the first day of the month following the day that Borrower provides to Agent a written report that Borrower has, at all times during the immediately preceding calendar month maintained Liquidity, as determined by Agent in its sole discretion, of at least Eighty Million Dollars ($80,000,000.00) (the “Streamline Threshold”); and (b) terminating on the earlier to occur of (i) the occurrence of an Event of Default, or (ii) the first day thereafter in which Borrower fails to maintain the Streamline Threshold, as confirmed by Agent in its sole discretion. Upon the termination of a Streamline Period, Borrower must maintain the Streamline Threshold each consecutive day for one (1) month as determined by Agent in its sole discretion, prior to entering into a subsequent Streamline Period. Borrower shall give Agent prior written notice of Borrower’s election to enter into any such Streamline Period, and each such Streamline Period shall commence on the first day of the monthly period following the date Agent determines, in its sole discretion, that the Streamline Threshold has been achieved.”

“ “Term Loan Maturity Date” is January 1, 2024.”

and inserting in lieu thereof the following:

“ “Credit Extension” is any Advance, Overadvance, Term Loan Advance, 2021 Term Loan Advance, or any other extension of credit by any Lender for Borrower’s benefit.”

“ “Lenders” and “Lenders” has the meaning given it in the preamble of this Agreement, including, without limitation or duplication, each Revolving Line Lender, each Term Loan Lender, and each 2021 Term Loan Lender.”

“ “Maturity Date” means the Revolving Line Maturity Date, the Term Loan Maturity Date, and/or the 2021 Term Loan Maturity Date, as applicable.”

“ “Obligations” means all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, fees, indemnities, the Revolving Line Commitment Fee, the Unused Revolving Line Facility Fee, the Termination Fee, the 2021 Prepayment Fee, the 2021 Final Payment and other amounts Borrower owes the Agent or Lenders now or later under this Agreement or the other Loan Documents, including, without limitation, interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Agent, and the payment and performance of each other Credit Party’s covenants and obligations under the Loan Documents. “Obligations” does not include obligations under any warrants issued to Agent or a Lender.”

“ “Payment Date” means (a) with respect to Advances, the last calendar day of each calendar month, and (b) with respect to the 2021 Term Loan Advances and the Term Loan Advances, the first calendar day of each calendar month.”

“ “Required Lenders” means, unless all of the Lenders and Agent agree otherwise in writing, Lenders having (a) more than sixty percent (60.0)% of the Applicable Commitments of all Lenders, or (b) if such Applicable Commitments have expired or been terminated, more than sixty percent (60.0%) of the aggregate outstanding principal amount of the Credit Extensions; provided, however, that so long as a Lender on the Second Amendment Closing Date does not assign any portion of its 2021 Term Loan Commitment, its Revolving Line Commitment, or all or any part of its 2021 Term Loan Advances or its portion of the Revolving Line (other than, in each case, an assignment to any Affiliate or Approved Fund of such Lender), the “Required Lenders” shall include such Lender (or such Affiliate or Approved Fund of such Lender).”

“ “Revolving Line” is the aggregate principal amount equal to Twenty-Five Million Dollars ($25,000,000.00).”

“ “Revolving Line Maturity Date” is February 1, 2024, which shall be extended to July 1, 2026 upon the occurrence of the 2017 Convertible Note Event.”

“ “Streamline Period” is, on and after the Second Amendment Closing Date, provided no Event of Default has occurred and is continuing, the period (a) commencing on the first day of the month following the day that Borrower provides to Agent a written report that Borrower has, at all times during the immediately preceding calendar month maintained Liquidity, as determined by Agent in its sole discretion, of at least One Hundred Twenty Million Dollars ($120,000,000.00) (the “Streamline Threshold”); and (b) terminating on the earlier to occur of (i) the occurrence of an Event of Default (and such Event of Default has not been expressly waived in writing by Agent and Required Lenders), or (ii) the first day thereafter in which Borrower fails to maintain the Streamline Threshold, as confirmed by Agent in its sole discretion. Upon the termination of a Streamline Period, Borrower must maintain the Streamline Threshold each consecutive day for one (1) month as determined by Agent in its sole discretion, prior to entering into a subsequent Streamline Period. Borrower shall give Agent prior written notice of Borrower’s election to enter into any such Streamline Period, and each such Streamline Period shall commence on the first day of the monthly period following the date Agent determines, in its sole discretion, that the Streamline Threshold has been achieved.”

“ “Term Loan Maturity Date” is the Second Amendment Closing Date.”

11.
Schedule 1 (Credit Facility Schedule) appearing as Schedule 1 to the Credit Agreement is hereby deleted and replaced with the Schedule 1 (Credit Facility Schedule) attached as Exhibit A hereto.

12.
The Compliance Certificate appearing as Exhibit B to the Credit Agreement is hereby deleted and replaced with the Compliance Certificate attached as Exhibit B hereto.

3.
No Other Amendments. Except for the amendments set forth and referred to in Sections 2 above, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and reaffirm all of its obligations under the Credit Agreement and the other Loan Documents as amended by this Agreement. Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s Obligations or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations.

4.
Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, Borrower hereby warrants, represents and covenants to Agent and Lenders that (i) each representation or warranty of each Credit Party set forth in the Credit Agreement and other Loan Documents are hereby restated and reaffirmed as true, accurate and complete in all material respects on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date), (ii) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing and (iii) each Credit Party has the power and is duly authorized and has obtained all necessary consents and has taken all necessary actions to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms.

5.
No Defense of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Agent and Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent and Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and Lenders from any liability thereunder.

6.
Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Agreement (the “Updated Perfection Certificate”) dated as of the date hereof, which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate of Borrower dated as of August 2, 2019. Borrower agrees that all references in the Credit Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

7.
Ratification of Pledge Agreement.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Pledge Agreement dated as of August 2, 2019 between Borrower and Agent, and acknowledges, confirms and agrees that said Pledge Agreement shall remain in full force and effect.

8.
Electronic Execution of Documents.  The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

9.
Severability of Provisions. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.
Counterparts. This Agreement may be executed in multiple counterparts and all of which when taken together shall constitute one and the same instrument.

11.
GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT

REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

12.
Entire Agreement. The Credit Agreement and the other Loan Documents as and when amended through this Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

13.
No Strict Construction, Etc. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. Time is of the essence for this Agreement.

14.
Costs and Expenses. Borrower absolutely and unconditionally agrees to pay or reimburse upon demand for all reasonable fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Loan Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby.
15.
Effectiveness. This Agreement shall be deemed effective upon (a) the due execution and delivery to Agent of this Agreement by each party hereto, (b) delivery of each of the deliverables listed on the document agenda, satisfactory to Agent and each Lender, (c) Borrower’s payment of (i) the Revolving Line Commitment Fee payable on the Second Amendment Closing Date, and (ii) Lender’s Expenses incurred in connection with this Amendment.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Closing Date.

BORROWER:

FLEXION THERAPEUTICS, INC.

By	/s/ Mark S. Levine

Name: Mark S. Levine
Title: Secretary

AGENT:

SILICON VALLEY BANK, as Agent

By	/s/ Lauren Cole

Name: Lauren Cole

Title: Director

LENDERS:

SILICON VALLEY BANK

By	/s/ Lauren Cole

Name: Lauren Cole

Title: Director

MIDCAP FINANCIAL TRUST
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

MIDCAP FUNDING IV TRUST
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

MIDCAP FUNDING XIII TRUST
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

EXISTING TERM LOAN LENDERS

MIDCAP FUNDING XIII TRUST
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

ELM 2020-3 TRUST
By: MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

ELM 2020-4 TRUST
By: MidCap Financial Services Capital Management, LLC, as Servicer

By:	/s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

EXHIBIT A

Schedule 1

2021 Credit Facility Schedule

Revolving Line

Lender	Applicable Commitment	Applicable Commitment Percentage
Silicon Valley Bank	$12,500,000.00	50.0%
MidCap Funding IV Trust	$12,500,000.00	50.0%
TOTAL	$25,000,000.00	100.0000%

2021 Term A Loan Advance

Lender	Applicable Commitment	Applicable Commitment Percentage
Silicon Valley Bank	$27,500,000.00	50.0%
MidCap Financial Trust	$20,625,000.00	37.50%
Midcap Funding XIII Trust	$6,875,000.00	12.50%
TOTAL	$55,000,000.00	100.0000%

2021 Term B Loan Advance

Lender	Applicable Commitment	Applicable Commitment Percentage
Silicon Valley Bank	$10,000,000.00	50.0%
MidCap Financial Trust	$10,000,000.00	50.0%
TOTAL	$20,000,000.00	100.0000%

EXHIBIT B

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK, as Agent, and the Lenders Date:

FROM: FLEXION THERAPEUTICS, INC.

The undersigned authorized officer of FLEXION THERAPEUTICS, INC. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Credit and Security Agreement among Borrower, SVB, as Agent and Lender and the other Lenders from time to time party thereto (the “Loan Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.6 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes No
Compliance Certificates	Monthly within 30 days (45 days for March, June, September, and 90 days for December)	Yes No
10-Q Report	Quarterly (Q1, Q2, and Q3) within 45 days	Yes No
10-K Report and annual financial statements (CPA audited)	FYE within 90 days	Yes No
Filed 10-Q, 10-K, and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 30 days and with each Advance request	Yes No

Deferred Revenue report	Monthly within 30 days	Yes No
Sell through reports	Monthly within 30 days	Yes No
Borrowing Base Reports with detailed A/R aging	Monthly within 7 days and with each Advance request	Yes No
Board approved projections	FYE within 90 days and as amended/updated	Yes No

The following Material Intellectual Property was registered after the Closing Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Minimum Revenue	See Schedule 1	$________	Yes No

Streamline Period	Required	Actual	Complies
Maintain:
Liquidity	≥ $120,000,000.00	$_________	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

FLEXION THERAPEUTICS, INC. By: Name: Title:

AGENT USE ONLY

Received by: _____________________

authorized signer

Date:  _________________________

Verified: ________________________

authorized signer

Date:  _________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated: ____________________

I. Minimum Revenue (Section 6.13)

Required: Minimum Revenue. Borrower shall maintain minimum Revenue (measured as of the last day of each fiscal quarter) in at least the amount set forth for the corresponding measuring periods in the table below, or as applicable as determined in accordance with the last paragraph of this Section 6.13. Notwithstanding the foregoing, minimum Revenue will not be tested (a) for any quarter, when Borrower has, at all times during such quarter maintained Liquidity, as determined by Agent in its sole discretion, of at least One Hundred Million Dollars ($100,000,000.00), and (b) notwithstanding clause (a), upon the occurrence of the 2021 Milestone Event, and at all times thereafter, for any quarter in which a Streamline Period is in effect for the entirety of such quarter.

Period Ending	Minimum Revenue
June 30, 2021	At least $47,689,000.00 for the trailing six (6) month period ending June 30, 2021
September 30, 2021	At least $48,510,000.00 for the trailing six (6) month period ending September 30, 2021
December 31, 2021	At least $52,311,000.00 for the trailing six (6) month period ending December 31, 2021
March 31, 2022	At least $54,000,000.00 for the trailing six (6) month period ending March 31, 2022
June 30, 2022	At least $57,000,000.00 for the trailing six (6) month period ending June 30, 2022
September 30, 2022	At least $63,000,000.00 for the trailing six (6) month period ending September 30, 2022
December 31, 2022	At least $68,000,000.00 for the trailing six (6) month period ending December 31, 2022

*See Section 6.13 with respect to the fiscal quarter ending March 31, 2023 and each fiscal quarter thereafter.

Actual: $ ______________

  No, not in compliance   Yes, in compliance

ny-2186255